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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        Priority Healthcare Corporation
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            (Exact name of registrant as specified in its charter)


                Indiana                                     35-1927379
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        (State of incorporation                          (I.R.S. Employer
            or organization)                           Identification No.)


        285 West Central Parkway
       Altamonte Springs, Florida                             32714
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(Address of principal executive offices)                    (Zip Code)

     Securities to be registered pursuant to Section 12(b) of the Act:
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          Title of each class                 Name of each exchange on which
          to be so registered                 each class is to be registered
          -------------------                 ------------------------------

                 NONE                                       NONE

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-34463

       Securities to be registered pursuant to Section 12(g) of the Act:
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                     Class B Common Stock, $.01 par value
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                               (Title of Class)
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be Registered.
------    -------------------------------------------------------

          A description of the Registrant's Class B Common Stock, $.01 par value per share, to be registered hereunder is set forth under the heading "Description of Capital Stock" on pages 48-51 of Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34463), which description is incorporated herein by reference.

Item 2.   Exhibits.
------    --------

          Pursuant to Instruction I to the Instructions as to Exhibits to Form 8-A, the following exhibits are being filed herewith:

          (1) Restated Articles of Incorporation of the Registrant (incorporated herein by reference from Exhibit 3-A to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34463)).

          (2) By-Laws of the Registrant, as amended August 25, 1997 (incorporated herein by reference from Exhibit 3-B to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34463)).

          (3) Articles of Restatement of the Restated Articles of Incorporation of the Registrant (incorporated herein by reference from Exhibit 3-C to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34463)).

          (4) Section entitled "Description of Capital Stock" contained on pages 48-51 of Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34463).

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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated: October 20, 1997

                                       PRIORITY HEALTHCARE CORPORATION



                                       By:   /s/ ROBERT L. MYERS
                                           -------------------------------------
                                           Robert L. Myers
                                           President and Chief Executive Officer


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                               INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------


(1) Restated Articles of Incorporation of the Registrant (incorporated herein by reference from Exhibit 3-A to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34463)).

(2) By-Laws of the Registrant, as amended August 25, 1997 (incorporated herein by reference from Exhibit 3-B to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34463)).

(3) Articles of Restatement of the Restated Articles of Incorporation of the Registrant (incorporated herein by reference from Exhibit 3-C to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34463)).

(4) Section entitled "Description of Capital Stock" contained on pages 48-51 of Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34463).

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